UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 22, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-30121                    22-2050748

(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 22, 2007, Ulticom Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended January 31, 2007 and the fiscal year ended January 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01   REGULATION FD DISCLOSURE

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

In accordance with General Instruction B.2. the foregoing information and the information set forth in the first five paragraphs of Exhibit 99.1, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Items 2.02 and 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS:



            Exhibit No.                              Description
            -----------                              -----------
                99.1          Press Release of Ulticom, Inc. dated March 22,
                              2007













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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTICOM, INC.


Date:  March 22, 2007                        By:    /s/  Mark Kissman
                                                 -------------------------
                                             Name:   Mark Kissman
                                             Title:  Chief Financial Officer










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                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------
    99.1          Press Release of Ulticom, Inc. dated March 22, 2007




















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